UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 25, 2012

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203
(Address of principal executive offices) (Zip Code)

(205) 250-8700
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders (the "Annual Meeting") of Colonial Properties Trust (the "Company") was held on April 25, 2012. Following are brief descriptions of the matters voted on at the Annual Meeting and the final results of such voting. The proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 09, 2012 (the "Proxy Statement").

Proposal 1 - Election of Trustees

The following individuals, constituting all of the nominees named in the Proxy Statement, were elected as trustees to serve until the 2013 annual meeting of shareholders or until their successors are elected and qualified. The following votes were taken in connection with this proposal:

Elected Trustees	Term Expires	Votes For	Votes Withheld	Broker Non-Votes
Carl F. Bailey	2013	70,893,844	2,047,877	7,634,686
Edwin M. Crawford	2013	72,115,562	826,158	7,634,686
M. Miller Gorrie	2013	64,706,075	8,235,646	7,634,686
William M. Johnson	2013	71,481,689	1,460,032	7,634,686
James K. Lowder	2013	71,007,640	1,934,081	7,634,686
Thomas H. Lowder	2013	69,848,318	3,093,403	7,634,686
Herbert A. Meisler	2013	70,893,642	2,048,079	7,634,686
Claude B. Nielsen	2013	71,298,885	1,642,836	7,634,686
Harold W. Ripps	2013	71,504,730	1,436,991	7,634,686
John W. Spiegel	2013	71,883,765	1,057,955	7,634,686

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved by the shareholders. The following votes were taken in connection with this proposal:

Votes For	71,883,765
Votes Against	1,057,955
Abstentions	7,634,686

Proposal 3 - Advisory Vote to Approve Named Executive Officer Compensation

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as set forth in the Proxy Statement. The following votes were taken in connection with this proposal:

Votes For	72,077,030
Votes Against	768,055
Abstentions	96,636
Broker Non-Votes	7,634,686

* * *
This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust ("CLP") and Colonial Realty Limited Partnership ("CRLP") to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

May 1, 2012	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

May 1, 2012	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer
and Corporate Secretary